HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-7969 - State of Iowa Retirement Investors Club 403(b)

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Supplement dated August 5, 2014 to your Prospectus

SHARE CLASS CONVERSION

On or about October 24, 2014, Signal® Shares of the following funds will be automatically converted to AdmiralTM Shares:

VANGUARD 500 INDEX FUND

VANGUARD MID-CAP INDEX FUND

VANGUARD SMALL-CAP INDEX FUND

VANGUARD TOTAL BOND MARKET INDEX FUND

VANGUARD TOTAL STOCK MARKET INDEX FUND

As a result of the changes, all references to Signal® Shares for the above referenced funds in your Prospectus will be deleted and replaced with AdmiralTM Shares.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.